                                                                    EXHIBIT  24



                                                                JOSEPH NEUBAUER


                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints L. Frederick Sutherland, Bart J. Colli and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended September 29, 2000, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 6, 2000                             /s/ Joseph Neubauer
                                                     --------------------------
                                                         Joseph Neubauer

                                                                    EXHIBIT  24



                                                        LAWRENCE T. BABBIO, JR.



                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Bart J. Colli and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended September 29, 2000, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 7, 2000                         /s/ Lawrence T. Babbio, Jr.
                                                 ---------------------------
                                                     Lawrence T. Babbio, Jr.

                                                                    EXHIBIT  24


                                                             PATRICIA C. BARRON





                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Bart J. Colli and Donald S. Morton as her Attorney-in-Fact and hereby grants to each of them acting alone without the others, for her and in her name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended September 29, 2000, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 7, 2000                             /s/ Patricia C. Barron
                                                     ---------------------------
                                                         Patricia C. Barron

                                                                    EXHIBIT  24



                                                            ROBERT J. CALLANDER





                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Bart J. Colli and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended September 29, 2000, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 7, 2000                             /s/ Robert J. Callander
                                                     --------------------------
                                                         Robert J. Callander

                                                                    EXHIBIT  24


                                                        LEONARD S. COLEMAN, JR.





                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Bart J. Colli and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended September 29, 2000, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 7, 2000                             /s/ Leonard S. Coleman
                                                     --------------------------
                                                         Leonard S. Coleman

                                                                    EXHIBIT  24



                                                            RONALD R. DAVENPORT




                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Bart J. Colli and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended September 29, 2000, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 7, 2000                             /s/ Ronald R. Davenport
                                                     --------------------------
                                                         Ronald R. Davenport

                                                                    EXHIBIT  24



                                                               EDWARD G. JORDAN





                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Bart J. Colli and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended September 29, 2000, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 7, 2000                             /s/ Edward G. Jordan
                                                     --------------------------
                                                         Edward G. Jordan

                                                                    EXHIBIT  24



                                                                 THOMAS H. KEAN





                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Bart J. Colli and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended September 29, 2000, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 7, 2000                             /s/ Thomas H. Kean
                                                     --------------------------
                                                         Thomas H. Kean

                                                                    EXHIBIT  24


                                                              JAMES E. KSANSNAK





                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Bart J. Colli and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended September 29, 2000, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 6, 2000                             /s/ James E. Ksansnak
                                                     --------------------------
                                                         James E. Ksansnak

                                                                    EXHIBIT  24


                                                               JAMES E. PRESTON





                                POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Bart J. Colli and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended September 29, 2000, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action, which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).



Dated:  November 7, 2000                             /s/ James E. Preston
                                                     --------------------------
                                                         James E. Preston